Exhibit 1

Execution Version

CTRIP.COM INTERNATIONAL, LTD.

31,304,352 American Depositary Shares
representing 3,913,044 Ordinary Shares
(par value US$0.01 per share)
Underwriting Agreement

September 26, 2019

Goldman Sachs (Asia ) L.L.C. (“Goldman Sachs”)
68th Floor, Cheung Kong Center
2 Queen’s Road Central
Hong Kong

J. P. Morgan Securities LLC (“J.P. Morgan”)
383 Madison Avenue
New York, New York 10179
United States of America

As the several Underwriters listed in Schedule 1 hereto

Ladies and Gentlemen:

Baidu Holdings Limited (the “Selling Shareholder”), a shareholder of Ctrip.com International, Ltd., an exempted company limited by shares under the laws of Cayman Islands (the “Company” or “Ctrip”), proposes to sell to the several underwriters listed in Schedule 1 hereto (the “Underwriters”), an aggregate of 31,304,352 American depositary shares (the “ADSs”), each ADS representing 0.125 ordinary share of the Company, par value US$0.01 per share (the “Ordinary Shares”) and at the election of the Underwriters, up to an additional 4,695,648 ADSs. The aggregate of 31,304,352 ADSs representing 3,913,044 Ordinary Shares to be sold by the Company are referred to herein as the “Underwritten Securities” and the aggregate of an additional 4,695,648 ADSs representing 586,956 Ordinary Shares to be sold by the Company is herein referred to as the “Option Securities.” The Underwritten Securities and the Option Securities are collectively herein referred to as the “Offered Securities.” Unless the context otherwise requires, each reference to the Offered Securities herein also includes the Ordinary Shares represented by the Offered Securities (hereinafter referred to as the “Offered Shares”).

The ADSs representing the Offered Shares will be issued pursuant to the Deposit Agreement, dated as of December 8, 2003, as amended and restated as of August 11, 2006, and as further amended and restated as of December 3, 2007, among the Company, The Bank of New York Mellon, as depositary (the “Depositary”) and all owners and beneficial owners from time to time of the ADSs issued thereunder (the “Deposit Agreement”). Each Ordinary Share represented by the ADSs will have attached thereto one right (the “Right”) (as such number may be adjusted pursuant to the Rights Agreement (as defined below)) to purchase one Ordinary Share. The Rights are to be issued pursuant to a Rights Agreement dated as of November 23, 2007 between the Company and The Bank of New York Mellon, as amended and supplemented from time to time (the “Rights Agreement”).

The Company hereby confirms its agreement with the several Underwriters concerning the purchase and sale of the Offered Securities, as follows:

1.   Registration Statement. The Company has prepared and filed with the U.S. Securities and Exchange Commission (the “Commission”) under the U.S. Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), a registration statement on Form F-3 (File No. 333-233938), including a related prospectus covering the registration of Offered Securities (the “Base Prospectus”). Such registration statement including the information, if any, deemed pursuant to Rule 430A, 430B or 430C under the Securities Act to be part of the registration statement at the time of its effectiveness (“Rule 430 Information”), is referred to herein as the “Registration Statement”; and as used herein, the term “Preliminary Prospectus” means the preliminary prospectus supplement specifically related to the Offered Securities dated September 25, 2019 (including the Base Prospectus), and the term “Prospectus” means the Base prospectus as supplemented by the final prospectus in the form first furnished to the Underwriters for use (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the Offered Securities. A registration statement on Form F-6 (File No. 333-145167 and 333-233932) relating to the ADSs, as amended at the time it became effective, is hereinafter referred to as the “ADS Registration Statement.” If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” and the ADS Registration Statement shall be deemed to include such Rule 462 Registration Statement. Any reference in this underwriting agreement (this “Agreement”) to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 6 of Form F-3 under the Securities Act, as of the effective date of the Registration Statement or the date of such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to “amend”, “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”) that are deemed to be incorporated by reference therein (which in the case of any report on Form 6-K shall be expressly indicated it is being incorporated by reference). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus.

At or prior to the Applicable Time (as defined below), the Company had prepared the following information (collectively with the pricing information set forth on Annex A, the “Pricing Disclosure Package”): a Preliminary Prospectus dated September 26, 2019 and each Issuer Free Writing Prospectus (as defined below), if any, listed on Annex A hereto.

“Applicable Time” means 7:00 P.M., New York City time, on September 26, 2019.

2.   Purchase of the Offered Securities.

(a)   The Selling Shareholder agrees to sell the Underwritten Securities to the several Underwriters as provided in this underwriting agreement (this “Agreement”), and each Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase at a price per share of US$27.44 (the “Purchase Price”) from the Selling Shareholder the number of Underwritten Securities (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the number of Underwritten Securities to be sold by the Selling Shareholder by a fraction, the numerator of which is the aggregate number of Underwritten Securities to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule 1 hereto and the denominator of which is the aggregate number of Underwritten Securities to be purchased by all the Underwriters from the Selling Shareholder hereunder.

In addition, subject to the conditions set forth herein, the Selling Shareholder agrees to sell the Option Securities to the several Underwriters as provided in this Agreement, and the Underwriters shall have the option to purchase, severally and not jointly, from the Selling Shareholder the Option Securities at the Purchase Price.

If any Option Securities are to be purchased, the number of Option Securities to be purchased by each Underwriter shall be the number of Option Securities which bears the same ratio to the aggregate number of Option Securities being purchased as the number of Underwritten Securities set forth opposite the name of such Underwriter in Schedule 1 hereto (or such number increased as set forth in Section 12 hereof) bears to the aggregate number of Underwritten Securities being purchased from the Company by the several Underwriters, subject, however, to such adjustments to eliminate any fractional Offered Securities as the Underwriters in their sole discretion shall make.

The Underwriters may exercise the option to purchase Option Securities at any time in whole, or from time to time in part, on or before the thirtieth day following the date of this Agreement, by written notice from the Underwriters to the Selling Shareholder. Such notice shall set forth the aggregate number of Option Securities as to which the option is being exercised and the date and time when the Option Securities are to be delivered and paid for, which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date nor later than the tenth full business day (as hereinafter defined) after the date of such notice (unless such time and date are postponed in accordance with the provisions of Section 12 hereof). Any such notice shall be given at least two business days prior to the date and time of delivery specified therein and in any case, within a period of thirty calendar days after the day of this Agreement.

(b)   Payment for the Offered Securities shall be made by wire transfer in immediately available funds to the account specified by the Selling Shareholder to the Underwriters in the case of the Underwritten Securities, at the Hong Kong offices of Latham & Watkins at 9:00 A.M., New York City time, on October 1, 2019, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Underwriters and the Selling Shareholder may agree upon in writing or, in the case of the Option Securities, on the date and at the time and place specified by the Underwriters in the written notice of the Underwriters’ election to purchase such Option Securities. The time and date of such payment for the Underwritten Securities is referred to herein as the “Closing Date”, and the time and date for such payment for the Option Securities, if other than the Closing Date, is herein referred to as the “Additional Closing Date”.

The Offered Securities to be delivered to each Underwriter shall be delivered in book entry form, and in such denominations and registered in such names as the Underwriters may request in writing not later than one full business day prior to the Closing Date or an Additional Closing Date, as the case may be. Such ADSs shall be delivered by or on behalf of the Selling Shareholder to the Underwriters through the facilities of The Depository Trust Company (“DTC”), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor pursuant to the preceding paragraph.

(c)   Each of the Company and the Selling Shareholder acknowledges and agrees that the Underwriters are acting solely in the capacity of an arm’s length contractual counterparty to the Company and the Selling Shareholder with respect to the offering of Offered Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company, the Selling Shareholder or any other person. Additionally, none of the Underwriters is advising the Company, the Selling Shareholder or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company and the Selling Shareholder shall consult with their own advisors concerning such matters and each shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company or the Selling Shareholder with respect thereto. Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company or the Selling Shareholder.

(d)   The Selling Shareholder acknowledges and agrees that the Underwriters may offer and sell Offered Securities to or through any affiliate of an Underwriter.

3.   Representations and Warranties of the Company. The Company represents and warrants to each Underwriter that:

(a)   Preliminary Prospectus. No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus included in the Pricing Disclosure Package, at the time of filing thereof, complied in all material respects with the Securities Act, and no Preliminary Prospectus, at the time of filing thereof, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter expressly for use in any Preliminary Prospectus, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(c) hereof.

(b)   Pricing Disclosure Package. The Pricing Disclosure Package as of the Applicable Time did not, and as of the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter expressly for use in such Pricing Disclosure Package, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(c) hereof. No statement of material fact included in the Prospectus has been omitted from the Pricing Disclosure Package and no statement of material fact included in the Pricing Disclosure Package that is required to be included in the Prospectus has been omitted therefrom.

(c)   Issuer Free Writing Prospectus. Other than the Registration Statement, the Preliminary Prospectus and the Prospectus, the Company (including its agents and representatives, other than the Underwriters in their capacity as such) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Offered Securities (each such communication by the Company or its agents and representatives (other than a communication referred to in clause (i) below) an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) the documents listed on Annex A hereto, each electronic road show and any other written communications approved in writing in advance by the Underwriters. Each such Issuer Free Writing Prospectus complies in all material respects with the Securities Act, has been or will be (within the time period specified in Rule 433) filed in accordance with the Securities Act (to the extent required thereby) and does not conflict with the information contained in the Registration Statement or the Pricing Disclosure Package, and, when taken together with the Preliminary Prospectus filed prior to the first use of such Issuer Free Writing Prospectus, did not, and as of the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus or Preliminary Prospectus in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter expressly for use in such Issuer Free Writing Prospectus or Preliminary Prospectus, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(c) hereof.

(d)   Registration Statement and Prospectus. The Registration Statement is an “automatic shelf registration statement” as defined under Rule 405 of the Securities Act that has been filed with the Commission not earlier than three years prior to the date hereof; and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act has been received by the Company. No order suspending the effectiveness of the Registration Statement has been issued by the Commission, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering of the Offered Securities has been initiated or threatened by the Commission; as of the applicable effective date of the Registration Statement and any post-effective amendment thereto, the Registration Statement and any such post-effective amendment complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and as of the Additional Closing Date, as the case may be, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(c) hereof.

(e)   ADS Registration Statement. The ADS Registration Statement in respect of the ADSs representing the Offered Shares have been filed with the Commission; the ADS Registration Statement in the form heretofore delivered to the Underwriters and, excluding exhibits, have become effective by the Commission in such form; no other document with respect to the ADS Registration Statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of the ADS Registration Statement has been issued and, to the Company’s best knowledge, no proceeding for that purpose has been initiated or threatened by the Commission; and each ADS Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder, and did not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(f)    Incorporated Documents. The documents incorporated by reference in the Registration Statement, the Prospectus and the Pricing Disclosure Package, when they were filed with the Commission conformed in all material respects to the requirements of the Exchange Act, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Prospectus or the Pricing Disclosure Package, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(c) hereof.

(g)   Financial Statements. The financial statements (including the related notes thereto) of the Company and its consolidated subsidiaries and affiliated entities included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly the financial position of the Company and its consolidated subsidiaries and affiliated entities as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) in the United States applied on a consistent basis throughout the periods covered thereby, and any supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein; and the other financial information included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus has been derived from the accounting records of the Company and its consolidated subsidiaries and presents fairly the information shown thereby.

(h)   No Material Adverse Change. Since the date of the most recent financial statements of the Company included or incorporated by reference in the Registration

Statement, the Pricing Disclosure Package and the Prospectus, (i) except the issuance of the Ordinary Shares upon exercise of stock options and warrants or conversion of the convertible bond described as outstanding in, and the grant of options and awards under the Company Share Plans (as later defined herein) as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and such events and transactions as described in the “Prospectus Supplement Summary — Recent Development” section and the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section in the Pricing Disclosure Package and the Prospectus, there has not been any change in the share capital or long-term debt of the Company or any of its Subsidiaries (as later defined herein), or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position, shareholders’ equity, results of operations or prospects of the Company and its Subsidiaries taken as a whole; (ii) neither the Company nor any of its Subsidiaries has entered into any transaction or agreement that is material to the Company and its Subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its Subsidiaries taken as a whole, except as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus; and (iii) neither the Company nor any of its Subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority or body of any stock exchange authorities (each, a “Governmental Agency”), except in each case as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(i)   Organization and Good Standing. The Company, each of its subsidiaries as listed in Schedule 2 hereto (each, a “Covered Subsidiary”), each of its affiliated entities as listed in Schedule 2 hereto (each, a “Covered VIE”) and each of its affiliated entities as listed in Schedule 2 hereto (each, an “Other Entity”, and all the Covered Subsidiaries, Covered VIEs and Other Entities being referred to collectively as the “Subsidiaries”) have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to conduct their respective businesses as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial position, shareholders’ equity, results of operations or prospects of the Company and its Subsidiaries taken as a whole or on the performance by the Company of its obligations under this Agreement (a “Material Adverse Effect”). There are no significant subsidiaries of the Company other than the entities listed in Schedule 2 hereto.

(j)   VIEs. All of the issued and outstanding share capital or equity interest of each of the Covered VIEs have been duly authorized and validly issued, and are owned directly by directors, officers or family members of officers of the Company, as the case may be, as set forth in and in the amounts listed in the Company’s Annual Report on Form 20-F for the financial year ended December 31, 2018 (the “Annual Report”) as updated by the Registration Statement, the Pricing Disclosure Package and the Prospectus, free and clear of any security interest, mortgage, pledge, lien encumbrance, claim and equity other than as set forth in the Annual Report and the Registration Statement, the Pricing Disclosure Package and the Prospectus. Each shareholder of the Covered VIEs is a citizen of the People’s Republic of China, excluding Taiwan, Hong Kong SAR and Macau SAR.

(k)   Contractual Arrangement. The description of the corporate structure of the Company and of the various contracts constituting the contractual arrangement among the Company or its Covered Subsidiaries, Other Entities, Covered VIEs, and shareholders of the Covered VIEs (each, a “Contractual Arrangement” and collectively the “Contractual Arrangements”), incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus and as set forth in the Annual Report, as updated by the Registration Statement, the Pricing Disclosure Package and the Prospectus, is true and accurate in all material respects and nothing has been omitted from such description which would make it misleading in any material respect. There is no other agreement, contract or document relating to the corporate structure or the operation of the Company and the Subsidiaries, to the extent material to the Company, not disclosed in the Annual Report, as updated by the Registration Statement, the Pricing Disclosure Package and the Prospectus. Each Contractual Arrangement is in full force and effect and none of the parties thereto is in breach or default in the performance of any of the terms or provisions of such Contractual Arrangement. None of the parties to any of the Contractual Arrangements has sent or received any communication regarding termination of, or intention not to renew, any of the Contractual Arrangements, and to the knowledge of the Company, no such termination or non-renewal has been, to the knowledge of the Company, threatened or is being contemplated by any of the parties thereto.

(l)   Control. The Company (i) possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the Covered VIEs, through, among other things, its rights to direct their shareholders as to the exercise of their voting rights; and (ii) is not aware of any development (including, without limitation, developments with respect to the contractual arrangements involving the Covered VIEs and accounting policies and operations of the Covered VIEs) that could reasonably cause the Company to be unable to consolidate the operating and financial results of any of the Covered VIEs.

(m)   Material Contracts. Neither the Company nor any of its Subsidiaries has sent or received any written communication regarding termination of, or intent not to renew, any of the material contracts or agreements that are specifically referred to or described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, or specifically referred to or described in, or filed as an exhibit to, the Annual Report, and no such termination or non-renewal has been threatened by the Company, any of its Subsidiaries or, to the Company’s knowledge after due inquiry, any other party to any such contract or agreement.

(n)   Capitalization. The Company had an authorized capitalization as of June 30, 2019 as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the heading “Capitalization”; all the outstanding share capital or equity interests of the Company and each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable and are not subject to any pre-emptive or similar rights; except as described in or expressly contemplated by the Registration Statement, Pricing Disclosure Package and the Prospectus or specifically referred to or described in, or filed as an exhibit to, the Annual Report, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any Ordinary Shares, ADSs or any other class of share capital of the Company or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any share capital of the Company, any such convertible or exchangeable securities or any such rights, warrants or options; the share capital of the Company conforms in all material respects to the description thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus; and except as otherwise described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except Beijing Joint Wisdom Information Technology Co., Ltd. (formerly known as China Software Hotel Information System Co., Ltd.), whose shares are subject to transfer restrictions under the PRC laws and regulations and relevant listing rules, all the outstanding share capital or equity interests of each Covered Subsidiary are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party.

(o)   Share Options. With respect to the options (the “Share Options”) granted pursuant to the share-based compensation or share incentive plans of the Company and its Subsidiaries (the “Company Share Plans”), (i) each grant of a Share Option was duly authorized no later than the date on which the grant of such Share Option was by its terms to be effective by all necessary corporate action, including, as applicable, approval by the board of directors of the Company (or a duly constituted and authorized committee thereof) and any required shareholder approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto, and (ii) each such grant was properly accounted for in accordance with GAAP in the financial statements (including the related notes) of the Company and disclosed in the Company’s filings with the Commission in accordance with the Exchange Act and all other applicable laws. The Company has not knowingly granted, and there is no and has been no policy or practice of the Company of granting, Share Options prior to, or otherwise coordinating the grant of Share Options with, the release or other public announcement of material information regarding the Company or its subsidiaries or their results of operations or prospects.

(p)   Due Authorization. The Company has the full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby and thereby has been duly and validly taken.

(q)   Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(r)    The Offered Shares. The Offered Shares have been duly authorized for issuance and, when delivered and paid for as provided herein, will be duly and validly issued, will be fully paid and non-assessable and will conform to the descriptions thereof in the Registration Statement, the Pricing Disclosure Package and the Prospectus; and the transfer of the Offered Securities is not subject to any pre-emptive or similar rights; the Rights Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability; and the Rights have been duly authorized and validly issued by the Company.

(s)    The Deposit Agreement. The Deposit Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Depositary, constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms. Upon issuance by the Depositary of ADSs representing the Offered Shares and the deposit of the Offered Shares to be issued by the Company in respect thereof in accordance with the provisions of the Deposit Agreement, such ADSs will be duly and validly issued and the persons in whose names the ADSs are registered will be entitled to the rights and subject to the restrictions specified therein and in the Deposit Agreement; and the descriptions of the Deposit Agreement and the ADSs contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus conform in all material respects to the Deposit Agreement; the ADSs are listed on the Nasdaq Global Select Market (“Nasdaq”).

(t)   Descriptions of the Underwriting Agreement. This Agreement conforms in all material respects to the description thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(u)   Accurate Disclosure. The description of this Agreement in the Registration Statement, the Pricing Disclosure Package and the Prospectus conforms in all material respects to this Agreement. The statements in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the captions “Taxation,” “Description of share capital,” “Description of American depositary shares,” “Enforceability of civil liabilities,” “Summary” and “Risk factors,” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are true and accurate summaries of such matters described therein in all material respects. The statements set forth in the Annual Report under the captions “Item 4. Information on the Company — B. Business Overview — PRC Government Regulations,” “Item 5. Operating and Financial Review and Prospects — B. Liquidity and Capital Resources,” “Item 6. Directors, Senior Management and Employees — B. Compensation,” “Item 6. Directors, Senior Management and Employees — C. Board Practices,” “Item 8. Financial Information — Legal Proceedings,” “Item 10. Additional Information — B. Memorandum and Articles of Association” and “Item 10. Additional Information — E. Taxation,” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are true and accurate summaries of such matters described therein in all material respects.

(v)   Enforceability in the Cayman Islands. This Agreement is in proper form to be enforceable against the Company in the Cayman Islands in accordance with its terms; to ensure the legality, validity, enforceability or admissibility into evidence in the Cayman Islands of this Agreement, it is not necessary that this Agreement be filed or recorded with any court or other authority in the Cayman Islands.

(w)   Dividends. (i) All dividends and other distributions declared and payable on the Offered Securities may under the current laws and regulations of the Cayman Islands be paid to the Depositary in United States dollars and may be freely transferred out of the Cayman Islands, and all such dividends and other distributions made to non-residents of the Cayman Islands will not be subject to withholding or other taxes under the laws and regulations of the Cayman Islands and are otherwise free and clear of any other tax, withholding or deduction in the Cayman Islands and without the necessity of obtaining any consents, approvals, authorizations, orders, registrations, clearances or qualifications of or with any court or Governmental Agency (hereinafter referred to as “Governmental Authorizations”) in the Cayman Islands; (ii) Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, all dividends and other distributions declared and payable on the share capital of any of the Subsidiaries in the PRC, Hong Kong, British Virgin Islands or Taiwan, may under the current laws and regulations of the jurisdiction in which such Subsidiary is incorporated (the “Home Jurisdiction”) be freely transferred out of such jurisdiction and may be paid in United States dollars, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of such Subsidiary’s Home Jurisdiction and are otherwise free and clear of any other tax, withholding or deduction in such Home Jurisdiction, and without the necessity of obtaining any Governmental Authorization in such Home Jurisdiction.

(x)   No Violation or Default. Neither the Company nor any of its Subsidiaries is (i) in violation of its constitutive or organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject; (iii) in violation of any law or statute or any judgment, order, rule, regulation, decree, guideline or notice of any court or arbitrator or Governmental Agency in the PRC, Hong Kong, British Virgin Islands, Taiwan or the Cayman Islands or any other jurisdiction where the Company or such Subsidiary was incorporated or operates, including the violation of any of the above (including foreign investment, acquisition, anti-money laundering, sanctions, anti-corruption, antitrust and anti-monopoly laws) by entering into and the performance of the agreements and the consummation of the transactions as described in the Annual Report, or (iv) in breach of or in default under any approval, consent, waiver, registration, authorization, exemption, permission, endorsement or license granted by any court or Governmental Agency in the PRC, Hong Kong, British Virgin Islands, Taiwan or the Cayman Islands or any other jurisdiction where the Company or such Subsidiary was incorporated or operates, except, in the case of clauses (ii), (iii) and (iv) above, for any such breach, default or violation that would not, individually or in the aggregate, result in a Material Adverse Effect.

(y)   No Conflicts. The execution, delivery and performance by the Company of this Agreement, the sale of the Offered Securities and the consummation of the transactions contemplated by this Agreement, will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any property or assets of the Company or any of its Subsidiaries is subject, (ii) result in any violation of the provisions of the constitutive or organizational documents of the Company or any of its Subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule, circular or regulation of any court or arbitrator or Governmental Authority having jurisdiction over the Company or any of its Subsidiaries or any of their property or assets, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation or default that would not, individually or in the aggregate, have a Material Adverse Effect.

(z)   No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or Governmental Authority having jurisdiction over the Company or any of its Subsidiaries or any of their property or assets is required for the execution, delivery and performance by the Company of this Agreement, the sale of the Offered Securities and the consummation of the transactions contemplated by the this Agreement, except for the registration of the Offered Securities under the Securities Act and such consents, approvals, authorizations, orders and registrations or qualifications as may be required by the Financial Industry Regulatory Authority, Inc. (“FINRA”) or under applicable state securities laws in connection with the purchase and distribution of the Offered Securities by the Underwriters.

(aa)   Legal Proceedings. There are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its Subsidiaries is a party or to which any property of the Company or any of its Subsidiaries is the subject that, individually or in the aggregate, if determined adversely to the Company or any of its Subsidiaries, could reasonably be expected to have a Material Adverse Effect; and, to the knowledge of the Company, no such investigations, actions, suits or proceedings are threatened or contemplated by any Governmental Agency or others.

(bb)   Independent Accountants. PricewaterhouseCoopers Zhong Tian LLP (“PwC”), who has certified the financial statements included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, is an independent registered public accounting firm with respect to the Company, as required by the Securities Act and the rules and regulations of the Commission thereunder and are independent in accordance with the requirements of the Public Company Accounting Oversight Board (United States).

(cc)   Title to Property. The Company and its Subsidiaries have good and marketable title, or have valid rights to lease or otherwise use, all items of real and other property and assets that are material to the respective businesses of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries or (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and any real property and buildings held under lease by each of the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

(dd)   Title to Intellectual Property. (i) the Company and its Subsidiaries, as applicable, own, possess, license or have other rights to use all patents and patent applications, copyrights, trademarks, service marks, trade names (including the “Ctrip” and “Ctrip.com” names and logo), Internet domain names, technology, and/or know-how (including trade secrets and other unpatented and/or unpatentable proprietary rights) (collectively, “Intellectual Property”) that are necessary or used in any material respect to conduct their business in the manner in which it is being conducted as set forth in the Annual Report, the Registration Statement, the Pricing Disclosure Package and the Prospectus; (ii) neither the Company nor any of its Subsidiaries has received any notice or is otherwise aware of any infringement, violation or conflict (if the subject of an unfavorable decision, ruling or finding) which would, individually or in the aggregate, result in a Material Adverse Effect or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its Subsidiaries therein.

(ee)   No Undisclosed Relationships. No material relationship exists between the Company or any of its Subsidiaries, on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company or any of its Subsidiaries, on the other, that is required by the Exchange Act to be described in an annual report and that is not so described in the Annual Report, the Registration Statement, the Pricing Disclosure Package or the Prospectus.

(ff)   Investment Company Act. The Company is not an “investment company” within the meaning of the U.S. Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”).

(gg)   Taxes. All tax returns required to be filed through the Closing Date or Additional Closing Date, as applicable, by the Company and each Subsidiary have been filed, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due through the Closing Date or Additional Closing Date, as applicable, from such entities have been paid, other than those being contested in good faith and for which adequate reserves have been provided.

(hh)   Licenses and Permits. The Company and its Subsidiaries possess all licenses, certificates, permits, consents, approvals and other authorizations issued by, and have made all declarations and filings with, all appropriate governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and except as described in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus, neither the Company nor any of its Subsidiaries has received notice of any revocation or modification of any such licenses, certificates, permits, consents, approvals and other authorizations or has any reasonable basis to believe that any such licenses, certificates, permits, consents, approvals and other authorizations will not be renewed when expired in the ordinary course.

(ii)   No Labor Disputes. No labor disturbance by or dispute with employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, except as would not, individually or in the aggregate, have a Material Adverse Effect.

(jj)   Compliance with Environmental Matters. The Company and its Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except in each case where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, have a Material Adverse Effect. There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, individually or in the aggregate, have a Material Adverse Effect.

(kk)   Disclosure Controls. The Company maintains an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that complies with the requirements of the Exchange Act and is designed to ensure that material information relating to the Company and its Subsidiaries is made known to the Company’s management as appropriate. The Company has carried out evaluations of the effectiveness of its disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(ll)   Accounting Controls. The Company maintains systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, the principal executive and principal financial officer, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles in the United States, including, but not limited to internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. There are no material weaknesses or significant deficiencies in the Company’s internal controls. The Company’s auditors and the Audit Committee of the Board of Directors of the Company have not been advised of any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting. Since the date of the latest audited financial statements included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(mm)    eXtensible Business Reporting Language. The interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(nn)   Cybersecurity; Data Protection. The Company and its Subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its Subsidiaries as currently conducted, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. The Company and its Subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”)) used in connection with their businesses in material respects, and there have been no breaches, violations, outages or unauthorized uses of or accesses to same that would, individually or in the aggregate, have a Material Adverse Effect. The Company and its Subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification.

(oo)   Critical Accounting Policies. The section entitled “Operating and Financial Review and Prospects” in the Company’s Annual Report, as updated by the Registration Statement, the Pricing Disclosure Package and the Prospectus, accurately and fully describes (i) accounting policies that the Company believes are the most important in the portrayal of the Company’s financial condition and results of operations and that require management’s most difficult, subjective, and complex judgments (“critical accounting policies”); (ii) judgments and uncertainties affecting the application or critical accounting policies; and (iii) the likelihood that materially different amounts would be reported under different conditions or using different assumptions and an explanation thereof; the Company’s management has reviewed and agreed with the selection, application and disclosure of critical accounting policies and has consulted with its legal advisers and independent accountants with regard to such disclosure in the Company’s Annual Report, as updated by the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(pp)   Liquidity and Off-balance Sheet Transactions. The section entitled “Operating and Financial Review and Prospects — Liquidity and Capital Resources” in the Company’s Annual Report, as updated by the Registration Statement, the Pricing Disclosure Package and the Prospectus, accurately and fully describes (i) all material trends, demands, commitments, events, uncertainties and risks, and the potential effects thereof, that the Company believes would materially affect liquidity and are reasonably likely to occur, and (ii) neither the Company nor any Subsidiary is engaged in any transactions with, or have any obligations to, its unconsolidated entities (if any) that are contractually limited to narrow activities that facilitate that transfer of or access to assets by the Company or such Subsidiary, including, without limitation, structured finance entities and special purpose entities, or otherwise engage in, or have any obligations under, any off-balance sheet transactions or arrangements.

(qq)   Insurance. The Company and its Subsidiaries have insurance covering their respective properties, operations, personnel and businesses as the Company reasonably deems adequate; such insurance insures against such losses and risks to an extent which is adequate to protect the Company and its Subsidiaries and their respective businesses; and neither the Company nor any of its Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business in each of the foregoing cases, except where the failure to carry or renew such insurance would not, individually or in the aggregate, have a Material Adverse Effect.

(rr)   No Unlawful Payments. Neither the Company, any of its Subsidiaries, any director or officer of the Company or any of its Subsidiaries, nor, to the knowledge of the

Company, any employee of the Company, agent, affiliate or other person associated with or acting on behalf of the Company or any of its Subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful or improper expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government or regulatory official or employee, including any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, the U.K. Bribery Act of 2010 or any other applicable anti-bribery or anti-corruption laws, or the rules and regulations promulgated thereunder; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Company and its Subsidiaries have instituted, and maintain and enforce, policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(ss)   Compliance with Anti-Money Laundering Laws. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any Governmental Agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or Governmental Agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company after inquiry, threatened.

(tt)   No Conflicts with Sanctions Laws. (a) None of the Company, any of its Subsidiaries, directors or officers or, to the knowledge of the Company, any employee, agent, representative or affiliate of the Company or any of its Subsidiaries, (i) is an individual or entity (“Person”) that is, or is owned or controlled by Persons that are: (A) the subject or target of any economic sanctions administered or enforced by the United States Government (including, without limitation, by the U.S. Treasury Department’s Office of Foreign Assets Control and the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor (B) located, organized or resident in a country, region or territory that is, or whose government is, the subject of Sanctions (including, without limitation, Crimea, Cuba, Iran, North Korea, Sudan and Syria, each a “Sanctioned Country”), or (ii) does any business with or involving any Person or the government of any country that is, or any project located in a country that is, the target of Sanctions, including, without limitation, any Sanctioned Country; and (b) for the past five years, the Company and its Subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(uu)   No Restrictions on Subsidiaries. Other than as described in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus, no Subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s properties or assets to the Company or any other Subsidiary of the Company.

(vv)   No Broker’s Fees. The Company is not a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Offered Securities.

(ww)   No Stabilization. Neither the Company nor any of its Subsidiaries or, to the Company’s knowledge, any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the ADSs.

(xx)   Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) included or incorporated by reference in any of the Registration Statement, the Pricing Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(yy)   Statistical and Market Data. Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included or incorporated by reference in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.

(zz)   Sarbanes-Oxley Act. There is not and has not been any failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated by the Commission and Nasdaq in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(aaa)    Status under the Securities Act. At the time of filing the Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or any offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Securities and at the date hereof, the Company was not and is not an “ineligible issuer,” and is a “well-known seasoned issuer”, in each case as defined in Rule 405 under the Securities Act. The Company has paid the registration fee for this offering pursuant to Rule 456(b)(1) under the Securities Act or will pay such fee within the time period required by such rule (without giving effect to the proviso therein) and in any event prior to the Closing Date.

(bbb)   No Ratings. There are (and prior to the Closing Date, will be) no debt securities or preferred stock issued or guaranteed by the Company or any of its Subsidiaries that are rated by a “nationally recognized statistical rating organization”, as such term is defined under Section 3(a)(62) under the Exchange Act.

(ccc)    No Stamp or Transaction Taxes. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, and except for any net income, capital gains or franchise taxes imposed on the Underwriters by the PRC, the Cayman Islands, Hong Kong, the British Virgin Islands, and Taiwan as a result of any present or former connection (other than any connection resulting from the transactions contemplated by this Agreement) between the Underwriters and the jurisdiction imposing such tax, no stamp or other issuance, transfer or withholding taxes or duties are payable by or on behalf of the Underwriters in the PRC, the Cayman Islands, Hong Kong, British Virgin Islands, Taiwan, the United States or any political subdivision or taxing authority thereof or therein in connection with (A) the execution, delivery and performance of the Agreement, (B) the issuance and delivery of the Offered Securities in the manner contemplated by this Agreement and the Prospectus or (C) the sale and delivery by the Underwriters of the Offered Securities as contemplated herein and in the Prospectus.

(ddd)   No Immunity. Neither the Company, or any Subsidiary nor any of their respective properties, assets or revenues has any right of immunity under Cayman Islands, PRC, New York state or United States federal law, from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any Cayman Islands, PRC, New York state or U.S. federal court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement, the Deposit Agreement and the Offered Securities; and, to the extent that the Company, or any Subsidiary or any of their respective properties, assets, or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings may at any time be commenced, each of the Company and its Subsidiaries waives or will waive such right to the extent permitted by law and has consented to such relief and enforcement as provided in Section 18 of this Agreement.

(eee)    Enforcement of Foreign Judgments. Any final judgment for a fixed sum of money rendered by a New York Court having jurisdiction under its own domestic laws in respect of any suit, action or proceeding against the Company based upon this Agreement and the Offered Securities would be recognized and enforced against the Company by Cayman Islands courts without re-examining the merits of the case under the common law doctrine of obligation; provided that (i) adequate service of process has been effected and the defendant has had a reasonable opportunity to be heard, (ii) such judgments or the enforcement thereof are not contrary to the law, public policy, security or sovereignty of the Cayman Islands, (iii) such judgments were not obtained by fraudulent means and do not conflict with any other valid judgment in the same matter between the same parties, and (iv) an action between the same parties in the same matter is not pending in any Cayman Islands court at the time the lawsuit is instituted in the foreign court.

(fff)   Valid Choice of Law. The choice of laws of the State of New York as the governing law of this Agreement is a valid choice of law under the laws of the Cayman Islands and the PRC and will be honored by courts in the Cayman Islands and, to the extent permitted under the PRC civil law and rules of civil procedures (which do not involve a reexamination of the merits of the claim), will be honored by the courts in the PRC, subject to the restrictions, principles and conditions described under the section titled “Enforceability of Civil Liabilities” the Registration Statement, the Pricing Disclosure Package, the Prospectus.

The Company has the power to submit, and pursuant to Section 18 of this Agreement, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of each New York state and United States federal court sitting in the City of New York (each, a “New York Court”) and has validly and irrevocably waived any objection to the laying of venue of any suit, action or proceeding brought in such court, and the Company has the power to designate, appoint and authorize, and pursuant to Section 18 of this Agreement, has legally, validly, effectively and irrevocably designated, appointed an authorized agent for service of process in any action arising out of or relating to this Agreement or the Securities in any New York Court, and service of process effected on such authorized agent will be effective to confer valid personal jurisdiction over the Company as provided in Section 18 hereof.

(ggg)   Passive Foreign Investment Company. Subject to the qualifications, limitations, exceptions and assumptions set forth in the Registration Statements and the Prospectus, based on the Company’s income and assets, and the value of its ADSs, the Company does not believe that it should be classified as a “passive foreign investment company” (a “PFIC”) within the meaning of section 1297(a) of the U.S. Internal Revenue Code of 1986, as amended, for the current taxable year and does not expect to be classified as a PFIC for any future taxable years.

(hhh)   Foreign Issuer. The Company is a “foreign private issuer” as defined in Rule 405 under the Securities Act.

4.   Representation and Warranties of the Selling Shareholder. The Selling Shareholder represents and warrants to each Underwriter that:

(a)   Required Consents; Authority. All consents, approvals, authorizations and orders necessary for the execution and delivery by the Selling Shareholder of this Agreement, and for the sale and delivery of the Offered Securities to be sold by the Selling Shareholder hereunder, have been obtained, except as may be required by the securities or Blue Sky laws of the various states of the United States of America in connection with the offer and sale of the Offered Securities; and the Selling Shareholder has full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Offered Securities to be sold by the Selling Shareholder hereunder; this Agreement has been duly authorized, executed and delivered by the Selling Shareholder, and is enforceable against the Selling Shareholder in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(b)   No Conflicts. The execution, delivery and performance by the Selling Shareholder of this Agreement, the sale of the Offered Securities to be sold by the Selling Shareholder and the consummation by the Selling Shareholder of the transactions contemplated herein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, result in the termination, modification or acceleration of, or result in the creation or imposition of any lien, charge or encumbrance upon any property, right or asset of the Selling Shareholder pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Shareholder is a party or by which the Selling Shareholder is bound or to which any of the property, right or asset of the Selling Shareholder is subject, except for such contravention that would not have a Material Adverse Effect, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Selling Shareholder or (iii)

result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory agency.

(c)   Title to Shares. The Selling Shareholder has good and valid title to the Offered Securities to be sold at the Closing Date or the Additional Closing Date, as the case may be, by the Selling Shareholder hereunder, free and clear of all liens, encumbrances, equities or adverse claims; and, upon delivery of Offered Securities and payment therefor pursuant hereto, good and valid title to such Offered Securities, free and clear of all liens, encumbrances, equities or adverse claims, will pass to the several Underwriters.

(d)   No Broker’s Fees. The Selling Shareholder is not a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Selling Shareholder or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Offered Securities.

(e)   No Stabilization. The Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the ADSs.

(f)   Issuer Free Writing Prospectus. Other than the Registration Statement, the Preliminary Prospectus and the Prospectus, the Selling Shareholder (including its agents and representatives, other than the Underwriters in their capacity as such) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any Issuer Free Writing Prospectus, other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) the documents listed on Annex A hereto, each electronic road show and any other written communications approved in writing in advance by the Company and the Underwriters.

(g)   Registration Statement and Prospectus. As of the applicable effective date of the Registration Statement and any post-effective amendment thereto, the Registration Statement and any such post-effective amendment did not and will not contain any untrue statement of a material fact relating to the Selling Shareholder or omit to state a material fact relating to the Selling Shareholder required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and as of the Additional Closing Date, as the case may be, the Prospectus will not contain any untrue statement of a material fact relating to the Selling Shareholder or omit to state a material fact relating to the Selling Shareholder necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Selling Shareholder makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter expressly for use in the Registration Statement, the Pricing Disclosure Package and the Prospectus and any amendment or supplement thereto, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(c) hereof.

(h)   Material Information. As of the date hereof and as of the Closing Date and as of the Additional Closing Date, as the case may be, the sale of the Offered Securities by the

Selling Shareholder is not and will not be prompted by any material information concerning the Company which is not set forth in the Registration Statement, the Pricing Disclosure Package or the Prospectus.

(i)   No Unlawful Payments. Neither the Selling Shareholder, any of its subsidiaries, any director or officer of the Selling Shareholder or any of its subsidiaries nor, to the knowledge of the Selling Shareholder, any employee of the Selling Shareholder, agent, affiliate or other person associated with or acting on behalf of the Selling Shareholder or any of its subsidiaries has (i) used any corporate funds for any unlawful or improper contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government or regulatory official or employee, including any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, the U.K. Bribery Act of 2010 or any other applicable anti-bribery or anti-corruption laws, or the rules and regulations promulgated thereunder; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Selling Shareholder and its subsidiaries have instituted and maintain and enforce policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(j)   Compliance with Anti-Money Laundering Laws. The operations of the Selling Shareholder and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including applicable Anti-Money Laundering Laws, and no action, suit or proceeding by or before any court or Governmental Agency, authority or body or any arbitrator involving the Selling Shareholder or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Selling Shareholder after inquiry, threatened.

(k)   No Conflicts with Sanctions Laws. (a) None of the Selling Shareholder nor any of its subsidiaries, directors or officers or, to the knowledge of the Selling Shareholder, any employee, agent, representative or affiliate of the Selling Shareholder or any of its subsidiaries (i) is a Person that is, or is owned or controlled by Persons that are: (A) the subject or target of any Sanctions, nor (B) located, organized or resident in a Sanctioned Country, or (ii) does any business with or involving any Person or the government of any country that is, or any project located in a country that is, the target of Sanctions, including, without limitation, any Sanctioned Country; and (b) the proceeds from the offering of the Offered Securities contemplated hereby will not be used, directly or indirectly, and will not be lent, contributed or otherwise made available to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or the target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transactions, whether as Underwriter, advisor, investor or otherwise) of Sanctions; and (c) for the past five years, the Selling Shareholder and its subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(l)   Organization and Good Standing. The Selling Shareholder has been duly organized and is validly existing and in good standing under the laws of the British Virgin Islands.

(m)   Transfer Restrictions. The Offered Securities to be sold by the Selling Shareholder, when issued and delivered against payment therefor, will be freely transferable by the Selling Shareholder to or for the account of the several Underwriters and the initial purchasers thereof; and there are no restrictions on subsequent transfers of such Offered Securities under the laws of the Cayman Islands, the British Virgin Islands, the PRC, the United States or the Selling Shareholder’s jurisdiction of organization except as described in the Registration Statement, Pricing Disclosure Package and the Prospectus under the captions “Description of Share Capital,” “Description of American Depositary Shares,” “Risk Factors – Risks Related to this Offering and Our Ordinary Shares and ADSs.”

(n)   ERISA. Such Selling Shareholder is not (i) an employee benefit plan subject to Title I of ERISA, (ii) a plan or account subject to Section 4975 of the Code or (iii) an entity deemed to hold “plan assets” of any such plan or account under Section 3(42) of ERISA, 29 C.F.R. 2510.3-101, or otherwise.

(o)   Private and Commercial Acts. The Selling Shareholder is subject to civil and commercial law with respect to its obligations under this Agreement and the execution, delivery and performance of this Agreement by it constitutes private and commercial acts rather than public or governmental acts. It does not have immunity (sovereign or otherwise) from set-off, the jurisdiction of any court or any legal process in any court (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement.

(p)   Stamp Taxes. Except for any net income, capital gains, profits or franchise taxes imposed on the Underwriters by the Cayman Islands, the British Virgin Islands, Hong Kong, Taiwan, the United States or the PRC or any political subdivision or taxing authority thereof or therein as a result of any present or former connection (other than any connection resulting from the transactions contemplated by this Agreement) between the Underwriters and the jurisdiction imposing such tax, no stamp duties or other issuance or transfer taxes are payable by or on behalf of the Underwriters in the Cayman Islands, the British Virgin Islands, Hong Kong, Taiwan, the United States or the PRC or any political subdivision or taxing authority thereof solely in connection with (A) the execution, delivery and performance of this Agreement, (B) the issuance and delivery of the Offered Securities in the manner contemplated by this Agreement and the Prospectus or (C) the sale and delivery by the Underwriters of the Offered Securities as contemplated herein and in the Prospectus.

(q)   Enforcement of Foreign Judgments. Any final judgment for a fixed or determined sum of money rendered by any U.S. federal or New York state court located in the State of New York having jurisdiction under its own laws in respect of any suit, action or proceeding against the Selling Shareholder based upon this Agreement would be declared enforceable against the Selling Shareholder by the courts of the British Virgin Islands, without reconsideration or reexamination of the merits.

(r)   Valid Choice of Law. The choice of laws of the State of New York as the governing law of this Agreement is a valid choice of law under the laws of the British Virgin Islands and will be honored by the courts of the British Virgin Islands, subject to the restrictions described under the caption “Enforceability of civil liabilities” in the Registration Statement, the Pricing Disclosure Package and the Prospectus. The Selling Shareholder has the power to submit, and pursuant to Section 18 of this Agreement, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of each New York state and United States federal court sitting in the City of New York and has validly and irrevocably waived any objection to the laying of venue of any suit, action or proceeding brought in such court.

(s)   Indemnification and Contribution. The indemnification and contribution provisions set forth in Section 9 hereof do not contravene British Virgin Islands law or public policy.

(t)   Distribution of Offering Materials. The Selling Shareholder has not distributed and will not distribute, prior to the later of the latest Closing Date or Additional Closing Date, as the case may be, and the completion of the Underwriters’ distribution of the Securities, any offering material in connection with the offering and sale of the Securities by the Selling Shareholder, including any free writing prospectus.

5.   Further Agreements of the Company. The Company covenants and agrees with each Underwriter that:

(a)   Required Filings. The Company will file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A, 430B or 430C under the Securities Act, will file any Issuer Free Writing Prospectus to the extent required by Rule 433 under the Securities Act; and the Company will file promptly all reports required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Offered Securities; and the Company will furnish electronic copies of the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered) to the Underwriters in New York City prior to 10:00 A.M., New York City time, on the business day next succeeding the date of this Agreement in such quantities as the Underwriters may reasonably request. The Company will pay the registration fee for this offering within the time period required by Rule 456(b)(1) under the Securities Act (without giving effect to the proviso therein) and in any event prior to the Closing Date.

(b)   Delivery of Copies. The Company will deliver, without charge, (i) to the Underwriters, four signed copies of the Registration Statement and the ADS Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith; and (ii) to each Underwriter (A) a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) and (B) during the Prospectus Delivery Period (as defined below), as many copies of the Prospectus (including all amendments and supplements thereto and documents incorporated by reference therein and each Issuer Free Writing Prospectus) as the Underwriters may reasonably request. As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Offered Securities as in the opinion of counsel for the Underwriters a prospectus relating to the Offered Securities is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Offered Securities by any Underwriter or dealer.

(c)   Amendments or Supplements, Issuer Free Writing Prospectuses. Before making, preparing, using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement, in each case, during the period on and prior to the thirtieth day after the date hereof, the ADS Registration Statement or the Prospectus, the Company will furnish to the Underwriters and counsel for the Underwriters a copy of the proposed Issuer Free Writing Prospectus and the amendment or supplement thereto for review and will not make, prepare, use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus or file any such proposed amendment or supplement to which the Underwriters reasonably object.

(d)   Notice to the Underwriter. The Company will advise the Underwriters promptly, and confirm such advice in writing, (i) when any amendment to the Registration Statement has been filed; (ii) when any amendment or supplement to the Prospectus or any Issuer Free Writing Prospectus has been filed or distributed; (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information; (v) of the issuance by the Commission or any other governmental or regulatory authority of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus, any of the Pricing Disclosure Package, the Prospectus or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; (vi) of the occurrence of any event or development within the Prospectus Delivery Period as a result of which the Prospectus, any of the Pricing Disclosure Package or any Issuer Free Writing Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus, the Pricing Disclosure Package, or any such Issuer Free Writing Prospectus is delivered to a purchaser, not misleading; and (vii) of the receipt by the Company of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act; and (viii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Offered Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its reasonable best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus, any of the Pricing Disclosure Package or the Prospectus or suspending any such qualification of the Offered Securities and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

(e)   Ongoing Compliance. (1) If during the Prospectus Delivery Period (i) any event or development shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission and furnish to the Underwriters and to such dealers as the Underwriters may designate such amendments or supplements to the Prospectus (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in the Prospectus as so amended or supplemented (or any document to be filed with the Commission and incorporated by reference therein) will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law and (2) if at any time prior to the Closing Date (i) any event or development shall occur or condition shall exist as a result of which the Pricing Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Pricing Disclosure Package is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Pricing Disclosure Package to comply with law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission (to the extent required) and furnish to the Underwriters and to such dealers as the Underwriters may designate such amendments or supplements to the Pricing Disclosure Package (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in the Pricing Disclosure Package as so amended or supplemented will not, in the light of the circumstances existing when the Pricing Disclosure Package is delivered to a purchaser, be misleading or so that the Pricing Disclosure Package will comply with law.

(f)    Blue Sky Compliance. The Company will qualify the Offered Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriters shall reasonably request and will continue such qualifications in effect so long as required for distribution of the Offered Securities; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(g)   Earning Statement. The Company will make generally available to its security holders and the Underwriters as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months.

(h)   Clear Market. For a period of 90 days after the date of the Prospectus, the Company will not (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, or submit to or file with the Commission a registration statement under the Securities Act relating to, any Ordinary Shares or ADSs or any securities convertible into or exercisable or exchangeable for Ordinary Shares or ADSs, or publicly disclose the intention to make any offer, sale, pledge, disposition or filing, or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Ordinary Shares or ADSs or any such other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Ordinary Shares, ADSs or such other securities, in cash or otherwise, without the prior written consent of the Underwriters, other than any Ordinary Shares issued upon the exercise of options granted under Company Share Plans.

(i)   No Stabilization. The Company will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the ADSs.

(j)   Reports. So long as the Offered Securities are outstanding, the Company will furnish to the Underwriters, as soon as they are available, copies of all reports or other communications (financial or other) furnished to holders of the Offered Securities, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or automatic quotation system; provided the Company will be deemed to have furnished such reports and financial statements to the Underwriters to the extent they are filed or furnished on the Commission’s Electronic Data Gathering, Analysis, and Retrieval system.

(k)   Record Retention. The Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act.

(l)   Foreign Private Issuer. The Company will promptly notify the Underwriters if the Company ceases to be a Foreign Private Issuer at any time prior to the later of (i) completion of the distribution of Offered Securities within the meaning of the Securities Act and (ii) completion of the 90-day restricted period referred to in Section 5(h) hereof.

(m)   Tax Indemnity. The Company will indemnify and hold harmless the Underwriters against any documentary, stamp, registration or similar issuance tax, including any interest and penalties, on the sale of the Offered Securities by the Company to the Underwriters, the sale and delivery by the Underwriters of the Offered Securities and on the execution and delivery of this Agreement. All indemnity payments to be made by the Company hereunder in respect of this Section 5(m) shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Company is compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Company shall pay such additional amounts as may be necessary in order to ensure that the net amounts received after such withholding or deductions shall equal the amounts that would have been received if no withholding or deduction has been made.

6.   Certain Agreements of the Selling Shareholder. The Selling Shareholder covenants and agrees with each Underwriter that:

(a)   No Stabilization. The Selling Shareholder will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Ordinary Shares.

(b)   Tax Form. The Selling Shareholder will deliver to the Underwriters prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-8 BEN-E (or other applicable form or statement specified by the U.S. Treasury Department regulations in lieu thereof) in order to facilitate the Underwriters’ documentation of their compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated.

(c)   Tax Indemnity. The Selling Shareholder will indemnify and hold harmless the Underwriters against any transaction, documentary, stamp, registration or similar issuance tax, including any interest and penalties, on the transfer and sale of the Offered Securities by the Selling Shareholder to the Underwriters and on the execution and delivery of this Agreement. All payments to be made by the Selling Shareholder hereunder shall be made without withholding or deduction for or on account of any present or future British Virgin Islands taxes, duties or governmental shares whatsoever unless the Selling Shareholder is compelled by law to deduct or withhold such taxes, duties or charges. In that event, except for any net income, capital gains, profits or franchise taxes imposed on the Underwriters by the Cayman Islands, the British Virgin Islands, Hong Kong, Taiwan, the United States or the PRC or any political subdivision of taxing authority thereof or therein as a result of any present or former connection (other than any connection resulting from the transactions contemplated by this Agreement) between the Underwriters and the jurisdiction imposing such withholding or deductions, the Selling Shareholder shall pay such additional amounts as may be necessary in order to ensure that the net amounts received after such withholding or deductions shall equal the amounts that would have been received if no withholding or deduction has been made.

(d)   Use of Proceeds. The Selling Shareholder will not directly or indirectly use the proceeds of the offering of the Offered Securities hereunder, or lend, contribute or otherwise make available such proceeds to a subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject of target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions.

(e)   Deposit of Ordinary Shares. Prior to or on the Closing Date or the Additional Closing Date, as the case may be, the Selling Shareholder will deposit, or cause to be deposited on the Selling Shareholder’s behalf, Ordinary Shares with the Depositary in accordance with the provisions of the Deposit Agreement and otherwise to comply with the Deposit Agreement so that ADRs evidencing ADSs will be executed (and, if applicable, countersigned) and issued by the Depositary against receipt of such Ordinary Shares and delivered to the Underwriters on the Closing Date or the Additional Closing Date, as the case may be.

(f)    No Offer Other Than by Means of the Prospectus. The Selling Shareholder will not, at any time at or after the execution of this Agreement, to offer or sell any Offered Securities by means of any “prospectus” (within the meaning of the Securities Act), or use any “prospectus” (within the meaning of the Securities Act) in connection with the offer or sale of the Offered Securities, in each case other than the Prospectus.

7.   Certain Agreements of the Underwriters. Each Underwriter hereby represents and agrees that:

(a)   It has not and will not use, authorize use of, refer to or participate in the planning for use of, any “free writing prospectus”, as defined in Rule 405 under the Securities Act (which term includes use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company) other than (i) a free writing prospectus that contains no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) that was not included (including through incorporation by reference) in the Preliminary Prospectus or a previously filed Issuer Free Writing Prospectus, (ii) any Issuer Free Writing Prospectus listed on Annex A or prepared pursuant to Section 3(c) or Section 5(c) above (including any electronic road show), or (iii) any free writing prospectus prepared by such underwriter and approved by the Company in advance in writing.

(b)   It has not and will not, without the prior written consent of the Company, use any free writing prospectus that contains the final terms of the Offered Securities unless such terms have previously been included in a free writing prospectus filed with the Commission; provided that Underwriters may use a term sheet substantially in the form of Annex C hereto without the consent of the Company; provided further that any Underwriter using such term sheet shall notify the Company, and provide a copy of such term sheet to the Company, prior to, or substantially concurrently with, the first use of such term sheet.

(c)   It is not subject to any pending proceeding under Section 8A of the Securities Act with respect to the offering (and will promptly notify the Company if any such proceeding against it is initiated during the Prospectus Delivery Period).

8.   Conditions of Underwriters’ Obligations. The obligation of each Underwriter to purchase the Underwritten Securities on the Closing Date or the Option Securities on the Additional Closing Date, as the case may be, as provided herein is subject to the performance by the Company and the Selling Shareholder of their respective covenants and other obligations hereunder and to the following additional conditions:

(a)   Registration Compliance; No Stop Order. No order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose, pursuant to Rule 401(g)(2) or pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission; the Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act) and in accordance with Section 5(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Underwriters.

(b)   Representations and Warranties. The representations and warranties of the Company and the Selling Shareholder contained herein shall be true and correct on the date hereof and on and as of the Closing Date or the Additional Closing Date, as the case may be; and the statements of the Company, the Selling Shareholder and their respective officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date or the Additional Closing Date, as the case may be.

(c)   No Material Adverse Change. No event or condition of a type described in Section 3(h) hereof shall have occurred or shall exist, which event or condition is not described in the Pricing Disclosure Package (excluding any amendment or supplement thereto) and the Prospectus (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Underwriters makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Offered Securities on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Pricing Disclosure Package and the Prospectus.

(d)   Officers’ Certificate. The Underwriters shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, (x) a certificate of the chief financial officer or chief accounting officer of the Company and one additional senior executive officer of the Company who is satisfactory to the Underwriters (i) confirming that such officers have carefully reviewed the Registration Statement, the Pricing Disclosure Package and the Prospectus and, to the knowledge of such officers, the representations set forth in Sections 3(b) and 3(d) hereof are true and correct, (ii) confirming that the other representations and warranties of the Company in this Agreement are true and correct as of the Closing Date or the Additional Closing Date, as the case may be, and that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date or the Additional Closing Date, as the case may be, and (iii) to the effect set forth in paragraphs (a) and (c) above, and (y) a certificate of the Selling Shareholder, in form and substance reasonably satisfactory to the Underwriters, (A) confirming that the representations of the Selling Shareholder set forth in Sections 4(f) and 4(g) hereof is true and correct and (B) confirming that the other representations and warranties of the Selling Shareholder in this agreement are true and correct and that the Selling Shareholder has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date.

(e)   Comfort Letters. On the date of this Agreement and on the Closing Date or the Additional Closing Date, as the case may be, PwC shall have furnished to the Underwriters, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Underwriters, in form and substance reasonably satisfactory to the Underwriters, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus; provided, that the letter delivered on the Closing Date or the Additional Closing Date, as the case may be, shall use a “cut-off” date no more than three business days prior to such Closing Date or such Additional Closing Date, as the case may be.

(f)    Opinion and 10b-5 Statement of U.S. Counsel for the Company. Skadden, Arps, Slate, Meagher & Flom LLP, U.S. counsel for the Company, shall have furnished to the Underwriters, at the request of the Company, their written opinion and 10b-5 statement, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Underwriters, to the effect set forth in Annex B-1 hereto.

(g)   Opinions of Cayman Islands Counsel for the Company. Maples and Calder (Hong Kong) LLP, Cayman Islands counsel for the Company, shall have furnished to the Underwriters, at the request of the Company, their written opinions, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Underwriters, to the effect set forth in Annex B-2 hereto.

(h)   Opinion of PRC Counsel for the Company. Commerce & Finance Law Offices, PRC counsel for the Company, shall have furnished to the Underwriters, at the request of the Company, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Company, in form and substance reasonably satisfactory to the Underwriters, to the effect set forth in Annex B-3 hereto.

(i)   Opinion of Hong Kong Counsel for the Company. Skadden, Arps, Slate, Meagher & Flom LLP, Hong Kong counsel for the Company, shall have furnished to the Underwriters, at the request of the Company, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Underwriters, to the effect set forth in Annex B-4 hereto.

(j)   Opinion of England Counsel for the Company. Skadden, Arps, Slate, Meagher & Flom LLP, England counsel for the Company, shall have furnished to the Underwriters, at the request of the Company, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Underwriters, to the effect set forth in Annex B-5 hereto.

(k)   Opinion of In-house Counsel for the Company. The Company’s in-house counsel shall have furnished to the Underwriters a written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Underwriters, to the effect set forth in Annex B-6 hereto.

(l)   Opinion of U.S. Counsel for the Selling Shareholder. Davis Polk & Wardwell LLP, U.S. counsel for the Selling Shareholder, shall have furnished to the Underwriters, at the request of the Selling Shareholder, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Underwriters, to the effect set forth in Annex B-7 hereto.

(m)   Opinion of British Virgin Islands Counsel for the Selling Shareholder. Maples and Calder (Hong Kong) LLP, British Virgin Islands counsel for the Selling Shareholder, shall have furnished to the Underwriters, at the request of the Selling Shareholder, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Underwriters, to the effect set forth in Annex B-8 hereto.

(n)   Opinion of Counsel for the Depositary. Emmet, Marvin & Martin LLP, counsel for the Depositary, shall have furnished to the Underwriters, at the request of the Company, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Underwriters, to the effect set forth in Annex B-9 hereto.

(o)   Opinion and 10b-5 Statement of U.S. Counsel for the Underwriters. The Underwriters shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, an opinion and 10b-5 statement, addressed to the Underwriters, of Latham & Watkins LLP, U.S. counsel for the Underwriters, with respect to such matters as the Underwriters may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(p)   Opinion of PRC Counsel for the Underwriters. The Underwriters shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, an opinion, addressed to the Underwriters, of Jingtian & Gongcheng, PRC counsel for the Underwriters, with respect to such matters as the Underwriters may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(q)   No Legal Impediment to Sale. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the sale of the Offered Securities; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the sale of the Offered Securities.

(r)    Lock-up Agreement. The “lock-up” agreement, substantially in the form of Exhibit A hereto, between you and the Selling Shareholder, relating to sales and certain other dispositions of Ordinary Shares or ADSs or certain other securities, delivered to you on or before the date hereof, shall be full force and effect on the Closing Date or Additional Closing Date, as the case may be.

(s)    CFO Certificate. On the date of this Agreement and on the Closing Date or the Additional Closing Date, as the case may be, the Company shall have furnished to the Underwriters a certificate, dated the respective dates of delivery thereof and addressed to the Underwriters, of its chief financial officer substantially in the form of Exhibit B hereto.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

9.   Indemnification and Contribution.

(a)   Indemnification of the Underwriters by the Company. The Company agrees to indemnify and hold harmless each Underwriter, its affiliates, directors and officers (including the directors and officers of any of the Underwriter’s affiliates), and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (i) the breach of or failure to perform any of its representations, warranties or undertakings under this agreement, (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the ADS Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading, or (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act or any Pricing Disclosure Package (including any Pricing Disclosure Package that has subsequently been amended), or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by such Underwriter expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below.

(b)   Indemnification of the Underwriters by the Selling Shareholder. The Selling Shareholder agrees to indemnify and hold harmless each Underwriter, its affiliates, directors and officers (including the directors and officers of any of the Underwriter’s affiliates), and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (i) the breach of or failure to perform any of its representations, warranties or undertakings under this Agreement and (ii) to the same extent as the indemnity set forth in paragraph (a) above, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by such Underwriter expressly for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Pricing Disclosure Package, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below; provided that notwithstanding the generality of the foregoing, the Selling Shareholder will only be liable pursuant to this Section 9(b) to the extent that such losses, claims, damages or liabilities arise out of, or are based upon, an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to the Selling Shareholder furnished to the Company in writing by the Selling Shareholder for use in such documents, it being understood and agreed upon that the only such information furnished by the Selling Shareholder consists of the statements relating to the Selling Shareholder in the section under the heading “Principal and Selling Shareholders” in the Prospectus; provided, further, that the liability of the Selling Shareholder for indemnity under this Section 9(b) shall be limited to an amount equal to the aggregate net proceeds after underwriting commissions and discounts received.

(c)   Indemnification of the Company, Directors, Officers and the Selling Shareholder. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the Selling Shareholder to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter furnished to the Company in writing by such Underwriter expressly for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus, any Pricing Disclosure Package (including any Pricing Disclosure Package that has subsequently been amended), it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: its name and address included in the Prospectus and the ninth paragraph in the “Underwriting” section.

(d)   Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a), (b) or (c) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a), (b) or (c) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a), (b) or (c) above. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred. Any such separate firm for any Underwriter, its affiliates, directors and officers and any control persons of such Underwriter shall be designated in writing by the Underwriters and any such separate firm for the Company, its directors, its officers who signed the Registration Statement and any control persons of the Company shall be designated in writing by the Company and any such separate firm for the Selling Shareholder shall be designated in writing by the Selling Shareholder. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(e)   Contribution. If the indemnification provided for in paragraphs (a), (b) or (c) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholder, on the one hand, and the Underwriters on the other, from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Selling Shareholder, on the one hand, and the Underwriters on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholder, on the one hand, and the Underwriters on the other, shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Selling Shareholder from the sale of the Offered Securities and the total underwriting discounts and commissions received by the Underwriters in connection therewith, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate offering price of the Offered Securities. The relative fault of the Company and the Selling Shareholder, on the one hand, and the Underwriters on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Shareholder or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(f)    Limitation on Liability. The Company, the Selling Shareholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to paragraph (e) above were determined by pro rata allocation (even if the Selling Shareholder or the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (e) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (e) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of paragraphs (e) and (f), in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Offered Securities exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to paragraphs (e) and (f) are several in proportion to their respective purchase obligations hereunder and not joint.

(g)   Non-Exclusive Remedies. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

10.   Effectiveness of Agreement. This Agreement shall become effective as of the date first written above.

11.   Termination. This Agreement may be terminated in the absolute discretion of the Underwriters, by notice to the Company and the Selling Shareholder, if after the execution and delivery of this Agreement and on or prior to the Closing Date or, in the case of the Option Securities, prior to the Additional Closing Date (i) trading generally shall have been suspended or materially limited on or by any of the New York Stock Exchange or The Nasdaq Global Market; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by U.S. federal or New York State authorities or the relevant authorities in the Cayman Islands, Hong Kong, the British Virgin Islands or the PRC; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Underwriters, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Offered Securities on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Pricing Disclosure Package and the Prospectus.

12.   Defaulting Underwriter.

(a)   If, on the Closing Date or the Additional Closing Date, as the case may be, any Underwriter defaults on its obligation to purchase the Offered Securities that it has agreed to purchase hereunder on such date, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Offered Securities by other persons satisfactory to the Company and the Selling Shareholder on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Offered Securities, then the Company and the Selling Shareholder shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Offered Securities on such terms. If other persons become obligated or agree to purchase the Offered Securities of a defaulting Underwriter, either the non-defaulting Underwriters or the Company and the Selling Shareholder may postpone the Closing Date or the Additional Closing Date, as the case may be, for up to five full business days in order to effect any changes that in the opinion of counsel for the Company, counsel for the Selling Shareholder or counsel for the Underwriters may be necessary in the Registration Statement and the Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement and the Prospectus that effects any such changes. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 12, purchases Offered Securities that a defaulting Underwriter agreed but failed to purchase.

(b)   If, after giving effect to any arrangements for the purchase of the Offered Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters, the Company and the Selling Shareholder as provided in paragraph (a) above, the aggregate number of Offered Securities that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, does not exceed one-eleventh of the aggregate number of Offered Securities to be purchased on such date, then the Company and the Selling Shareholder shall have the right to require each non-defaulting Underwriter to purchase the number of Offered Securities that such Underwriter agreed to purchase hereunder on such date plus such Underwriter’s pro rata share (based on the number of Offered Securities that such Underwriter agreed to purchase on such date) of the Offered Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

(c)   If, after giving effect to any arrangements for the purchase of the Offered Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters, the Company and the Selling Shareholder as provided in paragraph (a) above, the aggregate number of Offered Securities that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, exceeds one-eleventh of the aggregate amount of Offered Securities to be purchased on such date, or if the Company and the Selling Shareholder shall not exercise the right described in paragraph (b) above, then this Agreement or, with respect to any Additional Closing Date, as the case may be, the obligation of the Underwriters to purchase Offered Securities on the Additional Closing Date shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement pursuant to this Section 12 shall be without liability on the part of the Company, except that the Company and the Selling Shareholder will continue to be liable for the payment of expenses as set forth in Section 13 hereof and except that the provisions of Section 9 hereof shall not terminate and shall remain in effect.

(d)   Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company, the Selling Shareholder or any non-defaulting Underwriter for damages caused by its default.

13.   Payment of Expenses.

(a)   Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Offered Securities and any taxes payable in that connection; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Preliminary Prospectus, any Issuer Free Writing Prospectus, any Pricing Disclosure Package and the Prospectus (including all exhibits, amendments and supplements thereto) and the distribution thereof; (iii) the fees and expenses of the Company’s counsel and independent accountants; (iv) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Offered Securities under the laws of such jurisdictions as the Underwriters may designate and the preparation, printing and distribution of a Blue Sky Memorandum ; (v) the cost of preparing stock certificates; (vi) the costs and charges of the Depositary, any transfer agent and any registrar (including the related fees and expenses of any counsel to such parties); and (vii) all expenses and fees related to the listing of the ADSs representing the Offered Shares on Nasdaq, if any. For the avoidance of doubt, the Company will not pay any costs and expenses of the Underwriters, including any fees, disbursements or expenses of any counsel to the Underwriters (including but not limited to fees and expenses of counsel for the Underwriters in connection with the preparation, printing and distribution of a Blue Sky Memorandum) or any travel and lodging expenses of the representatives and officers of the Underwriters in the process of or in connection with the offering contemplated by this Agreement, or any road show presentation or other presentation to potential investors.

(b)   If (i) this Agreement is terminated pursuant to Section 11, (ii) the Company or the Selling Shareholder for any reason fails to tender the Offered Securities for delivery to the Underwriters or (iii) the Underwriters decline to purchase the Offered Securities for any reason permitted under this Agreement, the Company agrees to reimburse the Underwriters for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Underwriters in connection with this Agreement and the offering contemplated hereby.

14.   Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to herein and the affiliates of each Underwriter referred to in Section 9 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Securities from any Underwriter shall be deemed to be a successor merely by reason of such purchase.

15.   Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Selling Shareholder and the Underwriters contained in this Agreement or made by or on behalf of the Company, the Selling Shareholder or the Underwriters pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, the Selling Shareholder or the Underwriters or the directors, officers, controlling persons or affiliates referred to in Section 9 hereof.

16.   Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City, Cayman Islands, Hong Kong or PRC; (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act ; and (d) the term “significant subsidiary” has the meaning set forth in Rule 1-02 of Regulation S-X under the Exchange Act.

17.   Compliance with USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company and the Selling Shareholder, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

18.   Miscellaneous.

(a)   Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Underwriters shall be given to (i) Goldman Sachs (Asia) L.L.C., 68th Floor, Cheung Kong Center, 2 Queen’s Road Central, Hong Kong, Attention: General Counsel and (ii) J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179 (fax: +1-212-622-8358), Attention: Equity Syndicate Desk. Notices to the Company shall be given to it at 968 Jin Zhong Road, Shanghai 200335, People’s Republic of China (fax: +(86 21) 5251-0000); Attention: Chief Financial Officer. Notice to the Selling Shareholder shall be given to it at Baidu Campus, No. 10 Shangdi 10th

Street, Haidian District, Beijing 100085, the People’s Republic of China (fax: +(86 10) 5992-0000); Attention: Chief Financial Officer, with a copy at Baidu Campus, No. 10 Shangdi 10th Street, Haidian District, Beijing 100085, the People’s Republic of China (tel: (+86 10) 5992-8888 fax: +(86 10) 5992-0000), Attention: Strategic Investment Management Department.

(b)   Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(c)   Judgment Currency. In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the “judgment currency”) other than United States dollars, the Company and the Selling Shareholder will indemnify each Underwriter against any loss incurred by such Underwriter as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which such Underwriter is able to purchase United States dollars with the amount of the judgment currency actually received by such Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Company and the Selling Shareholder and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

(d)   Waiver of Immunity. To the extent that the Company or the Selling Shareholder has or hereafter may acquire any immunity (sovereign or otherwise) from jurisdiction of any court of (i) the PRC, or any political subdivision thereof, (ii) the United States or the State of New York, (iii) any jurisdiction in which it owns or leases property or assets or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution, set-off or otherwise) with respect to themselves or their respective property and assets or this Agreement, the Company and the Selling Shareholder hereby irrevocably waive such immunity in respect of its obligations under this Agreement to the fullest extent permitted by applicable law.

(e)   Submission to Jurisdiction. Each of the parties hereto irrevocably (i) agrees that any legal suit, action or proceeding against the Company or the Selling Shareholder brought by any Underwriter or by any person who controls such Underwriter arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any New York Court, (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding and (iii) submits to the non-exclusive jurisdiction of such courts in any such suit, action or proceeding. The Company has appointed Law Debenture Corporate Services Inc., 400 Madison Avenue, 4 Floor, New York, New York 10017, as its authorized agent (the “Company Authorized Agent”) and the Selling Shareholder has appointed Cogency Global Inc., 10 E. 40th Street, 10th Floor, New York, New York 10016, as its authorized agent (the “Selling Shareholder Authorized Agent”) upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by the Underwriters or by any person who controls any of the Underwriters, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. The Company represents and warrants that the Company Authorized Agent and the Selling Shareholder represents and warrants that the Selling Shareholder Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Company Authorized Agent and written notice of such service to the Company or service of process upon the Selling Shareholder Authorized Agent and written notice of such service to the Selling Shareholder, as the case may be, shall be deemed, in every respect, effective service of process upon the Company and the Selling Shareholder.

(f)    Waiver of Jury Trial. The Company hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

(g)   Recognition of the U.S. Special Resolution Regimes.

(i) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(ii) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

As used in this Section 18(g):

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

(h)   Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

(i)   Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(j)   Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

[Signature page follows.]

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

CTRIP.COM INTERNATIONAL, LTD.

By:	/s/ Jane Jie Sun
	Name:	Jane Jie Sun
	Title:	Chief Executive Officer and Director

[Signature Page to Underwriting Agreement]

BAIDU HOLDINGS LIMITED

By:	/s/ Herman Yu
	Name:	Herman Yu
	Title:	Director

[Signature Page to Underwriting Agreement]

Accepted: As of the date first written above

GOLDMAN SACHS (ASIA) L.L.C.
(Incorporated in Delaware, U.S.A. with limited liability)

For itself and on behalf of the
several Underwriters listed
in Schedule 1 hereto.

By:	/s/ Wei Cai
	Name:	Wei Cai
	Title:	Managing Director

[Signature Page to Underwriting Agreement]

Accepted: As of the date first written above

J. P. MORGAN SECURITIES LLC

For itself and on behalf of the
several Underwriters listed
in Schedule 1 hereto.

By:	/s/ Lucy Wang
	Name:	Lucy Wang
	Title:	Executive Director

[Signature Page to Underwriting Agreement]